UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2003

                         Frederick County Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-50407

            Maryland                                            20-0049496
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                30 West Patrick Street, Frederick, Maryland 21701
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 620-1400

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Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12)

      Frederick County Bancorp, Inc. issued the press release attached as exhibit 99.1

EXHIBIT INDEX

Exhibit 99.1      Press Release dated October 15, 2003

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FREDERICK COUNTY BANCORP, INC.
                                     (Registrant)

                            By: /s/ William R. Talley, Jr.
                                ------------------------------------------------
                                William R. Talley, Jr., Executive Vice President and Chief Financial Officer
                                (Principal Accounting Officer)

Dated: October 15, 2003